                                                                  Exhibit (c)(4)
--------------------------------------------------------------------------------

                           CAREY International Inc.

      Presentation to the Independent Committee of the Board of Directors

                                 July 11, 2000




                 Friedman, Billings, Ramsey & Co., Inc. [LOGO]

--------------------------------------------------------------------------------

Scope of Engagement

Analysis Methodology included:

-    Comparable company analyses - public travel companies and consolidators

- Merger and acquisition transactions - travel and business services companies and consolidators

-    Premiums paid analysis

-    Discounted cash flow analysis

-    Leveraged buyout analysis

                                                 Friedman Billings Ramsey [LOGO]

Executive Summary

                                     7           Friedman Billings Ramsey [LOGO]

Transaction Valuation and Multiples

Price/Share                                        $     19.00      $    18.25       $   18.00
# shares outstanding                                       9.7             9.7             9.7
                                                   -----------      ----------       ---------
Market Cap.                                        $     185.1      $    177.8       $   175.3
Purchase warrants/options, net                            15.6            14.0            13.5
                                                   -----------      ----------       ---------
                                                         200.7           191.8           188.8




Total Debt and CLO                                        41.4            41.4            41.4
                                                   -----------      ----------       ---------
Total transaction value                            $     242.1      $    233.2       $   230.2
                                                   ===========      ==========       =========

                                                       Historical Results
                                                -------------------------------
Operating results                               FY 1999             LTM 5/31/00
---------------------------                     -------------------------------
Revenue                                         $ 191.1             $     224.1
EBITDA                                             28.0                    30.3
EBIT                                               21.0                    22.7
Net Income                                      $  11.8             $      12.2

                                              @$19.00                            @$18.25                           @$18.00
                                   -----------------------------        ---------------------------       -------------------------
Transaction multiples                FY 1999        LTM 5/31/00          FY 1999       LTM 5/31/00         FY 1999     LTM 5/31/00
---------------------------        -----------------------------        ---------------------------       -------------------------
Revenue                                1.3x            1.1x                1.2x           1.0x               1.2x          1.0x
EBITDA                                 8.6x            8.0x                8.3x           7.7x               8.2x          7.6x
EBIT                                  11.5x           10.6x               11.1x          10.3x              11.0x         10.1x
P/E                                   17.0x           16.4x               16.3x          15.7x              16.0x         15.4x

                                                 Friedman Billings Ramsey [LOGO]

Comparable Company Analysis

     >>   Few direct comparables to Carey

     >> Many public comparable companies have illiquid stocks below $5.00 / share leading to questionable valuation multiples

     >>   Two groups of public comparables:

            .  Travel Services/Transportation

            .  Consolidators

                                                 Friedman Billings Ramsey [LOGO]

Comparable Company Analysis

Travel Services/Transportation Companies
(in millions)

                                                                             Price on        52 Weeks           Market
                                                                                             --------
Company Name                      Business                                   7/8/00       High       Low    Capitalization
--------------------------------------------------------------------------------------------------------------------------
Over $1 billion
Laidlaw Inc.                      Transportation services                 $   0.50     $   7.94  $    0.31  $    165.1
Sabre Holdings Corp.              Diversified travel services                25.88        66.80      25.56     3,339.5
Galileo International, Inc.       Diversified travel services                20.13        58.69      16.50     1,840.2
--------------------------------------------------------------------------------------------------------------------------
Under $500 million
Rural Metro                       Diversified health + safety services        1.88        10.00       1.13        27.4
Navigant International Inc.       Corporate travel mgmt                      11.00        12.50       5.94       144.1
Miller Industries                 Towing services                             1.94         5.94       1.44        90.5
Kroll O Gara Co                   Armored car / Security services             6.44        27.75       4.38       143.3
United Road Services Inc          Towing and transportation services          3.50        58.44       0.50         6.2
Mercury Air Group Inc.            Aviation services                           5.00         9.63       4.63        32.4
Global Vacation Group Inc.        Diversified travel services                 2.81         6.38       2.44        40.5

Carey International                                                       $  14.06     $  27.00  $    6.50  $    137.0


                                                                                                      LTM
                                                                                    ------------------------------------------
                                                                      Enterprise
Company Name                  Business                              Value (Ent. V)  Revenue    EBITDA     EBIT      Net Income
----------------------------------------------------------------------------------  ------------------------------------------
Over $ 1 billion
Laidlaw Inc.                  Transportation services               $    3,519.4    $ 2,785.3  $  473.2   $ 237.9   $   104.1
Sabre Holdings Corp.          Diversified travel services                3,478.9      2,441.4     619.9     363.0       304.8
Galileo International, Inc.   Diversified travel services                2,483.9      1,562.8     460.0     291.4       187.6
------------------------------------------------------------------------------------------------------------------------------
Under $500 million
Rural Metro                   Diversified health + safety services         327.1        574.8     (22.1)    (55.9)      (52.3)
Navigant International Inc.   Corporate travel mgmt                        269.6        247.9      39.9      29.6        12.7
Miller Industries             Towing services                              215.0        570.7      25.0       7.3        (3.4)
Kroll O Gara Co               Armored car / Security services              200.7        315.3      18.5       3.0        (3.9)
United Road Services Inc      Towing and transportation services           132.8        261.1     (12.5)    (29.6)      (34.6)
Mercury Air Group Inc.        Aviation services                            100.4        309.9      22.0      12.2         4.1
Global Vacation Group Inc.    Diversified travel services                   24.2        130.6       0.4      (6.4)       (4.6)

Carey International                                                 $      167.7    $   224.1  $   30.3   $  22.7   $    12.2

Comparable Company Analysis

Travel Services/Transportation Companies

                                           Margins                                         LTM
                               ----------------------------   --------------------------------------------------------------------
                                                              Ent. V /   Ent. V /       Ent. V /        Market Cap /       Debt /
Company Name                   EBITDA    EBIT    Net Income   Revenue    EBITDA /(1)/   EBIT /(1)/      Net Income /(1)/   EBITDA
---------------------------    ----------------------------   --------------------------------------------------------------------
Over $1 billion
Laidlaw Inc.                    17.0%     8.5%         3.7%      1.3x          7.4x          14.8x             1.6x(1)      7.2x
Sabre Holdings Corp.            25.4%    14.9%        12.5%      1.4x          5.6x          9.6x              11.0x        0.6x
Galileo International, Inc.     29.4%    18.6%        12.0%      1.6x          5.4x          8.5x              9.8x         1.5x
----------------------------------------------------------------------------------------------------------------------------------
Under $500 million
Rural Metro                       NM       NM           NM       0.6x           NM           NM                NM           NM
Navigant International Inc.     16.1%    11.9%         5.1%      1.1x          6.8x          9.1x              11.3x        3.2x
Miller Industries               4.4%      1.3%          NM       0.4x          8.6x          29.4x(1)          NM           5.4x
Kroll O Gara Co                 5.9%      1.0%          NM       0.6x         10.9x          66.9x(1)          NM           2.0x
United Road Services Inc        NM        NM            NM       0.5x           NM           NM                NM           NM
Mercury Air Group Inc.          7.1%      3.9%         1.3%      0.3x          4.6x          8.2x              8.0x         2.1x
Global Vacation Group Inc.      0.3%      NM            NM       0.2x         68.3x(1)       NM                NM           82.9x

Multiples - Over $1 billion
-----------------------------------------------------------------------------------------
Average                    23.9%     14.0%    9.4%     1.4x     6.1x      11.0x     10.4x
Median                     25.4%     14.9%   12.0%     1.4x     5.6x       9.6x     10.4x
-----------------------------------------------------------------------------------------
Multiples - $500 million - $1 billion
-----------------------------------------------------------------------------------------
Average                      NA        NA      NA       NA       NA         NA        NA
Median                       NA        NA      NA       NA       NA         NA        NA
-----------------------------------------------------------------------------------------
Multiples - Under $500 million
-----------------------------------------------------------------------------------------
Average                     6.7%      4.5%    3.2%     0.5x     7.7x       8.7x      9.6x
Median                      5.9%      2.6%    3.2%     0.5x     7.7x       8.7x      9.6x
-----------------------------------------------------------------------------------------
Multiples - All
-----------------------------------------------------------------------------------------
Average                    13.2%      8.6%    6.9%     0.8x     7.0x      10.0x     10.0x
Median                     11.6%      8.5%    5.1%     0.6x     6.8x       9.1x     10.4x
-----------------------------------------------------------------------------------------
Carey International /(2)/  13.5%     10.1%    5.5%     0.6x     4.8x       6.4x      9.4x      1.3x

Company Name                       Comments
---------------------------        ------------------------------------------
Over $1 billion
Laidlaw Inc.                       Safety Kleen in bankruptcy
Sabre Holdings Corp.
Galileo International, Inc.        Negative operating results
-----------------------------------------------------------------------------
Under $500 million
Rural Metro                        Negative operating results
Navigant International Inc.
Miller Industries                  Declining operating results
Kroll O Gara Co                    Aborted sale; Negative operating results
United Road Services Inc           Negative operating results
Mercury Air Group Inc.
Global Vacation Group Inc.         Negative operating results

(1) Shaded values omitted from average and median calculations.
(2) Trading multiples at current stock price.

                                                 Friedman Billings Ramsey [LOGO]

Comparable Company Analysis
Travel Services/Transportation Companies - Implied Valuation for Carey (in millions)

Multiples - Over $1 billion

                              Enterprise Value /        Enterprise Value /        Enterprise Value /      Market Capitalization /
                                  Revenue                    EBITDA                     EBIT                    Net Income
                           -----------------------   -----------------------   ----------------------      ----------------------
                           Average       Median      Average       Median      Average       Median        Average        Median
                           -----------------------   -----------------------   ----------------------      ----------------------
Multiple                         1.4x          1.4x        6.1x          5.6x      11.0x          9.6x           10.4x       10.4x
Carey Value                $   224.1     $   224.1   $    30.3      $   30.3   $   22.7      $   22.7      $     12.2     $  12.2
                           -----------------------   -----------------------   ----------------------      ----------------------
Implied Ent. Value             313.8         313.8       184.7         169.5      250.2         218.4               -           -

Less: Debt                      41.4          41.4        41.4          41.4       41.4          41.4               -           -
Plus: Cash                      10.7          10.7        10.7          10.7       10.7          10.7               -           -
                           -----------------------   -----------------------   ----------------------      ----------------------
Implied Equity Value       $   283.1     $   283.1       154.0         138.9      219.5         187.7           127.3       127.3

# of Shares                      9.7           9.7         9.7           9.7        9.7           9.7             9.7         9.7
                           -----------------------   -----------------------   ----------------------      ----------------------
Implied Share Price        $   29.06     $   29.06   $   15.81     $   14.26   $  22.54     $   19.27      $    13.07    $  13.07

Multiples - $500 million - $1 billion

                              Enterprise Value /        Enterprise Value /        Enterprise Value /      Market Capitalization /
                                  Revenue                    EBITDA                     EBIT                    Net Income
                           -----------------------   -----------------------   ----------------------      ----------------------
                           Average       Median      Average       Median      Average       Median        Average        Median
                           -----------------------   -----------------------   ----------------------      ----------------------
Multiple                         0.0x          0.0x        0.0x          0.0x       0.0x          0.0x            0.0x        0.0x
Carey Value                $       -     $       -   $       -     $       -   $      -     $       -      $        -    $      -
                           -----------------------   -----------------------   ----------------------      ----------------------
Implied Ent. Value                 -             -           -             -          -             -               -           -

Less: Debt                         -             -           -             -          -             -               -           -
Plus: Cash                         -             -           -             -          -             -               -           -
                           -----------------------   -----------------------   ----------------------      ----------------------
Implied Equity Value       $       -     $       -           -             -          -             -               -           -

# of Shares                        -             -           -             -          -             -               -           -
                           -----------------------   -----------------------   ----------------------      ----------------------
Implied Share Price        $       -     $       -   $       -     $       -   $      -     $       -      $        -    $      -

                                                 Friedman Billings Ramsey [LOGO]

Comparable Company Analysis

Travel Services/Transportation Companies - Implied Valuation for Carey (in millions)

Multiples - Under $500 million

                          Enterprise Value /         Enterprise Value /           Enterprise Value /        Market Capitalization /
                                Revenue                    EBITDA                        EBIT                      Net Income
                         ---------------------     -----------------------      ----------------------      ----------------------
                         Average      Median        Average       Median         Average      Median         Average       Median
                         ---------------------     -----------------------      ----------------------      ----------------------
Multiple                     0.5x         0.5x          7.7x          7.7x           8.7x         8.7x             9.6x       9.6x
Carey Value              $ 224.1     $  224.1      $   30.3     $    30.3       $   22.7     $   22.7       $     12.2    $  12.2
                        ---------------------     -----------------------      ----------------------      ----------------------
Implied Ent. Value         112.1        112.1         233.1         233.1          197.9        197.9                -          -

Less: Debt                  41.4         41.4          41.4          41.4           41.4         41.4                -          -
Plus: Cash                  10.7         10.7          10.7          10.7           10.7         10.7                -          -
                        ---------------------     -----------------------      ----------------------      ----------------------
Implied Equity Value     $  81.4     $   81.4         202.4         202.4          167.2        167.2            117.5      117.5

# of Shares                  9.7          9.7           9.7           9.7            9.7          9.7              9.7        9.7
                        ---------------------     -----------------------      ----------------------      ----------------------
Implied Share Price      $  8.36     $   8.36      $  20.78     $   20.78       $  17.17     $  17.17       $    12.06    $ 12.06

Multiples - All

                          Enterprise Value /         Enterprise Value /           Enterprise Value /        Market Capitalization /
                                Revenue                    EBITDA                        EBIT                      Net Income
                         ---------------------     -----------------------      ----------------------      ----------------------
                         Average      Median        Average       Median         Average      Median         Average       Median
                         ---------------------     -----------------------      ----------------------      ----------------------
Multiple                     0.8x         0.6x          7.0x          6.8x          10.0x         9.1x            10.0x      10.4x
Carey Value              $ 224.1     $  224.1      $   30.3     $    30.3       $   22.7     $   22.7       $     12.2    $  12.2
                        ---------------------     -----------------------      ----------------------      ----------------------
Implied Ent. Value         179.3        134.5         211.9         205.9          227.5        207.0                -          -

Less: Debt                  41.4         41.4          41.4          41.4           41.4         41.4                -          -
Plus: Cash                  10.7         10.7          10.7          10.7           10.7         10.7                -          -
                        ---------------------     -----------------------      ----------------------      ----------------------
Implied Equity Value     $ 148.6     $  103.8         181.3         175.2          196.8        176.3            122.4      127.3

# of Shares                  9.7          9.7           9.7           9.7            9.7          9.7              9.7        9.7
                        ---------------------     -----------------------      ----------------------      ----------------------
Implied Share Price      $ 15.26     $  10.66      $  18.61     $   17.99       $  20.20     $  18.10       $    12.56    $ 13.07

                                                Friedman Billings Ramsey [LOGO]

Comparable Company Analysis

Consolidators
(in millions)

                                                                       Price on          52 Week           Market        Enterprise
                                                                                         -------
Company Name                      Business                              7/8/00     High         Low   Capitalization  Value (Ent. V)
------------------------------------------------------------------------------------------------------------------------------------
Over $1 billion
Waste Management Inc.       Waste mgmt                                $   19.19   $ 56.00      $ 13.00    $11,917.1     $  22,883.0
Republic Services Inc.      Waste mgmt                                    16.88     25.50         8.88      2,962.0         4,155.9
United Rentals Inc.         Equipment rental                              18.00     31.00        13.00      1,297.2         4,052.0
Encompass Services Corp.    Diversified maintenance services               5.56     14.44         4.63        350.2         1,512.8
-----------------------------------------------------------------------------------------------------------------------------------
$500 million - $1 billion
NCO Group Inc               Accounts receivable mgmt services             24.44     54.88        17.25        625.8           915.2
Pantry Inc                  Gas and convenience store                      9.25     18.69         7.00        167.5           630.9
FYI Inc.                    Info document mgmt services                   34.00     35.75        24.25        510.8           625.9
-----------------------------------------------------------------------------------------------------------------------------------
Under $500 million
Integ. Elec. Serv. Inc.     Diversifed electrical and data services        5.50     18.88         4.25        207.5           461.1
Comfort Systems USA Inc     Diversified heat, AC, repair services          3.75     18.63         3.75        140.7           385.0
Consolidated Graphics Inc   Printing services                              9.50     50.13         8.50        135.3           376.1
Lason Inc.                  Integrated info mgmt services                  2.53     50.50         2.25         49.3           180.4
Precept Bus. Serv. Inc.     Printed business document distributor          1.53      7.88         1.00         15.6            43.3

Carey International                                                   $   14.06   $ 27.00      $  6.50    $   137.0     $     167.7


                                                                                              LTM
                                                                         ----------------------------------------------
Company Name                      Business                                Revenue      EBITDA      EBIT      Net Income
-----------------------------------------------------------------------------------------------------------------------
Over $1 billion
Waste Management Inc.       Waste mgmt                                   $13,273.6   $1,701.9   $  93.7    $  (686.7)
Republic Services Inc.      Waste mgmt                                     1,932.4      553.8     412.9        207.6
United Rentals Inc.         Equipment rental                               2,420.3      801.9     437.0        143.9
Encompass Services Corp.    Diversified maintenance services               1,875.5      129.0      96.7         25.3
-----------------------------------------------------------------------------------------------------------------------
$500 million - $1 billion
NCO Group Inc               Accounts receivable mgmt services                546.8      113.8      87.0         38.4
Pantry Inc                  Gas and convenience store                      2,128.0      241.5     189.2        168.9
FYI Inc.                    Info document mgmt services                      391.0       64.2      48.5         25.9
-----------------------------------------------------------------------------------------------------------------------
Under $500 million
Integ. Elec. Serv. Inc.     Diversifed electrical and data services        1,328.0       86.2      75.0         29.4
Comfort Systems USA Inc     Diversified heat, AC, repair services          1,440.7      114.4      90.5         39.8
Consolidated Graphics Inc   Printing services                                586.4      107.2      77.5         39.9
Lason Inc.                  Integrated info mgmt services                    521.6       27.2     (13.5)       (22.1)
Precept Bus. Serv. Inc.     Printed business document distributor            167.0        5.3       1.0         (4.9)

Carey International                                                      $   224.1   $   30.3   $  22.7    $    12.2

                                                 Friedman Billings Ramsey [LOGO]

Comparable Company Analysis

Consolidators

                                              Margins                            LTM
                                  -------------------------- -------------------------------------------
                                                             Ent. V/ Ent. V/  Ent. V/  Market Cap/ Debt/
Company Name                      EBITDA   EBIT   Net Income Revenue EBITDA   EBIT (1) Net Income  EBITDA  Comments
-------------------------------------------------------------------------------------------------  ------  -------------------------
Over $1 billion
Waste Management Inc.             12.8%     0.7%     NM      1.7x    13.4x    244.3x(1)     NM     6.5x
Republic Services Inc.            28.7%    21.4%   10.7%     2.2x     7.5x     10.1x      14.3x    2.2x
United Rentals Inc.               33.1%    18.1%    5.9%     1.7x     5.1x      9.3x       9.0x    3.5x
Encompass Services Corp.           6.9%     5.2%    1.3%     0.8x    11.7x     15.7x      13.8x    9.1x
-----------------------------------------------------------------------------------------------------------------------------------
$500 million - $1 billion
NCO Group Inc                     20.8%    15.9%    7.0%     1.7x     8.0x     10.5x      16.3x    2.9x
Pantry Inc                        11.3%     8.9%    7.9%     0.3x     2.6x      3.3x       1.0x    2.2x   Negative operating results
FYI Inc.                          16.4%    12.4%    6.6%     1.6x     9.7x     12.9x      19.7x    2.0x   Beat IQ street estimates
-----------------------------------------------------------------------------------------------------------------------------------
Under $500 million
Integ. Elec. Serv. Inc.            6.5%     5.6%    2.2%     0.3x     5.3x      6.1x       7.1x    3.0x
Comfort Systems USA Inc            7.9%     6.3%    2.8%     0.3x     3.4x      4.3x       3.5x    2.2x
Consolidated Graphics Inc         18.3%    13.2%    6.8%     0.6x     3.5x      4.9x       3.4x    2.3x
Lason Inc.                         5.2%       NM     NM      0.3x     6.6x       NM         NM    11.9x   Negative operating results
Precept Bus. Serv. Inc.            3.2%     0.6%     NM      0.3x     8.2x     41.5x(1)     NM     9.0x   Negative operating results


Multiples - Over $1 billion
-----------------------------------------------------------------------------------------------
Average                           20.4%    11.3%    6.0%     1.6x     9.4x     11.7x      12.4x
Median                            20.7%    11.6%    5.9%     1.7x     9.6x     10.1x      13.8x
-----------------------------------------------------------------------------------------------

Multiples - Between $500 million - $1 billion
-----------------------------------------------------------------------------------------------
Average                           16.2%    12.4%    7.2%     1.2x     6.8x      8.9x      12.3x
Median                            16.4%    12.4%    7.0%     1.6x     8.0x     10.5x      16.3x
-----------------------------------------------------------------------------------------------

Multiples - Under $500 million
-----------------------------------------------------------------------------------------------
Average                            8.2%     6.4%    3.9%     0.4x     5.4x      5.1x       4.7x
Median                             6.5%     6.0%    2.8%     0.3x     5.3x      4.9x       3.5x
-----------------------------------------------------------------------------------------------

Multiples - All
-----------------------------------------------------------------------------------------------
Average                           14.3%     9.8%    5.7%     1.0x     7.1x      8.6x       9.8x
Median                            12.1%     8.9%    6.6%     0.7x     7.1x      9.3x       9.0x
-----------------------------------------------------------------------------------------------

Carey International /(2)/         13.5%    10.1%    5.5%     0.7x     5.5x      6.2x      11.2x    1.3x

(1) Shaded values omitted from average and median calculations.
(2) Trading multiples at current stock price.

                                                  Friedman Billing Ramsey [LOGO]

Comparable Company Analysis

Consolidators - Implied Valuation for Carey
(in millions)

Multiples - Over $1 billion
                                  Enterprise Value /      Enterprise Value /      Enterprise Value /      Market Capitalization /
                                      Revenue                  EBITDA                    EBIT                  Net Income
                                --------------------     -------------------     --------------------      -------------------
                                 Average      Median     Average      Median      Average      Median      Average     Median
                                --------------------     -------------------     --------------------      -------------------
Multiple                            1.6x        1.7x         9.4x       9.6x        11.7x        10.1x        12.4x      13.8x
Carey Value                     $ 224.1     $ 224.1      $  30.3    $  30.3      $  22.7     $   22.7      $  12.2    $  12.2
                                --------    --------     -------    --------     -------     --------      -------   ---------
Implied Enterprise Value          358.6       381.0        284.6      290.7        266.1        229.7            -          -

Less : Debt                        41.4        41.4         41.4       41.4         41.4         41.4            -          -
Plus: Cash                         10.7        10.7         10.7       10.7         10.7         10.7            -          -
                                --------    --------     -------    --------     -------     --------      -------   ---------
Implied Equity Value            $ 327.9     $ 350.4        253.9      260.0        235.5        199.1        151.8      168.9

# of Shares                         9.7         9.7          9.7        9.7          9.7          9.7          9.7        9.7
                                --------    --------     -------    --------     -------     --------      -------   ---------
Implied Share Price             $ 33.67     $ 35.97      $ 26.07    $ 26.69      $ 24.17     $  20.43      $ 15.58    $ 17.34



Multiples - $500 million - $1 billion

                                  Enterprise Value /      Enterprise Value /      Enterprise Value /      Market Capitalization /
                                      Revenue                  EBITDA                    EBIT                  Net Income
                                --------------------     -------------------     --------------------      -------------------
                                 Average      Median     Average      Median      Average      Median      Average     Median
                                --------------------     -------------------     --------------------      -------------------
Multiple                            1.2x        1.6x         6.8x       8.0x         8.9x        10.5x        12.3x      16.3x
Carey Value                     $ 224.1     $ 224.1      $  30.3    $  30.3      $  22.7     $   22.7      $  12.2    $  12.2
                                --------    --------     -------    --------     -------     --------      -------   ---------
Implied Enterprise Value          269.0       358.6        205.9      242.2        202.4        238.8            -          -

Less : Debt                        41.4        41.4         41.4       41.4         41.4         41.4            -          -
Plus: Cash                         10.7        10.7         10.7       10.7         10.7         10.7            -          -
                                --------    --------     -------    --------     -------     --------      -------   ---------
Implied Equity Value            $ 238.3     $ 327.9        175.2      211.5        171.8        208.2        150.5      199.5

# of Shares                         9.7         9.7          9.7        9.7          9.7          9.7          9.7        9.7
                                --------    --------     -------    --------     -------     --------      -------   ---------
Implied Share Price             $ 24.46     $ 33.67      $ 17.99    $  21.71     $ 17.63     $  21.37      $ 15.45    $ 20.48

                                                 Friedman Billings Ramsey [LOGO]

Comparable Company Analysis

Consolidators - Implied Valuation for Carey

(in millions)

Multiples - Under $500 million

                               Enterprise Value /        Enterprise Value /         Enterprise Value /     Market Capitalization /
                                     Revenue                   EBITDA                     EBIT                    Net Income
                              ---------------------    ----------------------    ---------------------      ----------------------
                               Average      Median      Average       Median      Average      Median        Average       Median
                              ---------------------    ----------------------    ---------------------      ----------------------
Multiple                           0.4x        0.3x         5.4x         5.3x        5.1x         4.9x          4.7x          3.5x
Carey Value                    $ 224.1     $ 224.1      $  30.3      $  30.3      $ 22.7       $ 22.7        $ 12.2        $ 12.2
                              ---------------------    ----------------------    ---------------------      ----------------------
Implied Enterprise Value          89.7        67.2        163.5        160.5       116.0        111.5             -             -

Less: Debt                        41.4        41.4         41.4         41.4        41.4         41.4             -             -
Plus: Cash                        10.7        10.7         10.7         10.7        10.7         10.7             -             -
                              ---------------------    ----------------------    ---------------------      ----------------------
Implied Equity Value            $ 59.0     $  36.6        132.8        129.8        85.3         80.8          57.5          42.8

# of Shares                        9.7         9.7          9.7          9.7         9.7          9.7           9.7           9.7
                              ---------------------    ----------------------    ---------------------      ----------------------
Implied Share Price             $ 6.05     $  3.75      $ 13.63      $ 13.32      $ 8.76       $ 8.29        $ 5.90        $ 4.40

Multiples - All
                                Enterprise Value /      Enterprise Value /         Enterprise Value /      Market Capitalization /
                                     Revenue                   EBITDA                    EBIT                  Net Income
                              ---------------------   ----------------------    ----------------------    ------------------------
                               Average      Median     Average       Median      Average       Median      Average         Median
                              ---------------------   ----------------------    ----------------------    ------------------------
Multiple                           1.0x        0.7x        7.1x          7.1x        8.6x         9.3x         9.8x           9.0x
Carey Value                    $ 224.1      $224.1     $  30.3        $ 30.3     $  22.7       $ 22.7      $  12.2        $  12.2
                              ---------------------   -----------------------   ----------------------    ------------------------
Implied Enterprise Value         224.1       156.9       215.0         215.0       195.6        211.5            -              -

Less: Debt                        41.4        41.4        41.4          41.4        41.4         41.4            -              -
Plus: Cash                        10.7        10.7        10.7          10.7        10.7         10.7            -              -
                              ---------------------   -----------------------   ----------------------    ------------------------
Implied Equity Value           $ 193.5      $126.2       184.3         184.3       164.9        180.9      $ 119.9          110.1

# of Shares                        9.7         9.7         9.7           9.7         9.7          9.7          9.7            9.7
                              ---------------------   -----------------------   ----------------------    ------------------------
Implied Share Price            $ 19.86     $ 12.96     $ 18.92       $ 18.92     $ 16.93      $ 18.57      $ 12.31        $ 11.31

                                                 Friedman Billings Ramsey [LOGO]

Carey vs. Indices



[GRAPH APPEARS HERE]

GRAPH COMPARES CAREY'S STOCK VS. THE FOLLOWING INDICES: RUSSELL 3000; S & P SMALL-CAP; WILSHIRE 3000 SMALL-CAP; AND NASDAQ

                                                 Friedman Billings Ramsey [LOGO]

Stock Price - Carey vs. Comparable Travel/Transportation Cos.

--Carey International Inc.'s Stock Price vs. Galileo International, Inc.'s Stock
  Price

[GRAPH APPEARS HERE]

--Carey International, Inc.'s Stock Price vs. Mercury Air Group, Inc.'s Stock
  Price

[GRAPH APPEARS HERE]

--Carey International, Inc.'s Stock Price vs. Galileo Vacation Group, Inc.'s
  Stock Price

[GRAPH APPEARS HERE]

--Carey International, Inc.'s Stock Price vs. Kroll-O'Gara Company's Stock Price

[GRAPH APPEARS HERE]

                                                 Friedman Billings Ramsey [LOGO]

Stock Price - Carey vs. Comparable Travel/Transportation Cos.

--Carey International, Inc.'s Stock Price vs. Miller Industries, Inc.'s Stock
  Price

[GRAPH APPEARS HERE]

--Carey International, Inc.'s Stock Price vs. Navigant International Inc.'s
  Stock Price

[GRAPH APPEARS HERE]

--Carey International, Inc.'s Stock Price vs. Laidlaw Inc.'s Stock Price

[GRAPH APPEARS HERE]

--Carey International, Inc.'s Stock Price vs. Rural/Metro Corporation's Stock
  Price

[GRAPH APPEARS HERE]

                                                 Friedman Billings Ramsey [LOGO]

         Stock Price - Carey vs. Comparable Travel/Transportation Cos.

----------------------------------------------------------------------
 ----Carey International, Inc.'s Stock Price vs. Sabre Inc.'s Stock
     Price
----------------------------------------------------------------------

                        [GRAPH APPEARS HERE]

----------------------------------------------------------------------
 ----Carey International, Inc.'s Stock Price vs. United Road Services,
     Inc.'s Stock Price
----------------------------------------------------------------------

                        [GRAPH APPEARS HERE]


                                               Friedman Billings Ramsey [LOGO]

Stock Price - Carey vs. Consolidators

----------------------------------------------------------------------
 ----Carey International, Inc.'s Stock Price vs. Comfort Systems USA,
     Inc.'s Stock Price
----------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

-----------------------------------------------------------------------
 ----Carey International, Inc.'s Stock Price vs. Encompass Services
     Corporation's Stock Price
-----------------------------------------------------------------------

                             [GRAPH APPEARS HERE]


----------------------------------------------------------------------
 ----Carey International, Inc.'s Stock Price vs. Consolidated Graphics,
     Inc.'s Stock Price
----------------------------------------------------------------------

                             [GRAPH APPEARS HERE]


----------------------------------------------------------------------
 ----Carey International, Inc.'s Stock Price vs. F.Y.I. Incorporated's
     Stock Price
----------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

                                               Friedman Billings Ramsey [LOGO]

Stock Price - Carey vs. Consolidators

----------------------------------------------------------------------------
 ----Carey International, Inc.'s Stock Price vs. Integrated Electrical
     Services, Inc.'s Stock Price
----------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]


----------------------------------------------------------------------------
 ----Carey International, Inc.'s Stock Price vs. NCO Group, Inc.'s Stock
     Price
----------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]


----------------------------------------------------------------------------
 ----Carey International, Inc.'s Stock Price vs. Lason, Inc.'s Stock Price
----------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]


----------------------------------------------------------------------------
 ----Carey International, Inc.'s Stock Price vs. Pantry, Inc.'s Stock Price
----------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

                                               Friedman Billings Ramsey [LOGO]

Stock Price - Carey vs. Consolidators

--------------------------------------------------------------------------
 ----Carey international, Inc.'s Stock Price vs. Precept Business
     Services, Inc.'s Stock Price
--------------------------------------------------------------------------

                        [GRAPH APPEARS HERE]

--------------------------------------------------------------------------
 ----Carey international, Inc.'s Stock Price vs. United Rentals, Inc.'s
     Stock Price
--------------------------------------------------------------------------

                        [GRAPH APPEARS HERE]

--------------------------------------------------------------------------
 ----Carey international, Inc.'s Stock Price vs. Republic Services, Inc.'s
     Stock Price
--------------------------------------------------------------------------

                        [GRAPH APPEARS HERE]

--------------------------------------------------------------------------
 ----Carey international, Inc.'s Stock Price vs. Waste Management, Inc.'s
     Stock Price
--------------------------------------------------------------------------

                        [GRAPH APPEARS HERE]

                                                Friedman Billings Ramsey [LOGO]

P/E - Carey vs. Travel/Transportation Cos.

--Carey International, Inc.'s P/E vs. Galileo Int'l's P/E

[GRAPH APPEARS HERE]

--Carey International, Inc.'s P/E vs. Kroll O Gara Co.'s P/E

[GRAPH APPEARS HERE]

--Carey International, Inc.'s P/E vs. Global Vacation's P/E

[GRAPH APPEARS HERE]

--Carey International, Inc.'s P/E vs. Mercury Air Group's P/E

[GRAPH APPEARS HERE]

                                                 Friedman Billings Ramsey [LOGO]

P/E - Carey vs. Travel/Transportation Cos.

--Carey International, Inc.'s P/E vs. Miller Industries' P/E

[GRAPH APPEARS HERE]

--Carey International, Inc.'s P/E vs. Rural Metro's P/E

[GRAPH APPEARS HERE]

--Carey International, Inc.'s P/E vs. Navigant Int'l's P/E

[GRAPH APPEARS HERE]

--Carey International, Inc.'s P/E vs. Sabre Holdings Corp.'s P/E

[GRAPH APPEARS HERE]

                                                 Friedman Billings Ramsey [LOGO]

P/E - Carey vs. Travel/Transportation Cos.

--Carey International, Inc.'s P/E vs. United Road Services Inc.'s P/E

[GRAPH APPEARS HERE]

--Carey International, Inc.'s P/E vs. Laidlaw's P/E

[GRAPH APPEARS HERE]

                                                 Friedman Billings Ramsey [LOGO]

P/E - Carey vs. Consolidators

--Carey International, Inc.'s P/E vs. Comfort Systems USA Inc.'s P/E

[GRAPH APPEARS HERE]

--Carey International, Inc.'s P/E vs. Encompass Services Corp.'s P/E

[GRAPH APPEARS HERE]

--Carey International, Inc.'s P/E vs. Consolidated Graphics' P/E

[GRAPH APPEARS HERE]

--Carey International, Inc.'s P/E vs. FYI Inc.'s P/E

[GRAPH APPEARS HERE]

                                                 Friedman Billings Ramsey [LOGO]

P/E - Carey vs. Consolidators

--Carey International, Inc.'s P/E vs. Integ. Elec. Serv. Inc.'s P/E

                 [GRAPH APPEARS HERE]

--Carey International, Inc.'s P/E vs. NCO Group Inc.'s P/E

                 [GRAPH APPEARS HERE]

--Carey International, Inc.'s P/E vs. Lason Inc.'s P/E

                 [GRAPH APPEARS HERE]

-- Carey International, Inc.'s P/E vs. Pantry Inc.'s P/E

                 [GRAPH APPEARS HERE]

                                                 Friedman Billings Ramsey [LOGO]

--Carey International, Inc.'s P/E vs. Precept Bus Serv Inc.'s P/E

                             [GRAPH APPEARS HERE]

--Carey International, Inc.'s P/E vs. United Rentals Inc.'s P/E

                             [GRAPH APPEARS HERE]

--Carey International, Inc.'s P/E vs. Republic Services Inc.'s P/E

                             [GRAPH APPEARS HERE]

--Carey International, Inc.'s P/E vs. Waste Management, Inc. (WMI)'s P/E

                             [GRAPH APPEARS HERE]

                                                 Friedman Billings Ramsey [LOGO]

Comparable Company Analysis

Description of Comparable Companies

[LOGO OF NCO GROUP]

     NCO Group provides accounts-receivable management and related teleservices, including telemarketing, customer-service call centers, and other outsourced administrative services from its more than 75 call centers in North America, Puerto Rico, and the UK.

[LOGO OF THE PANTRY, INC.]

     The Pantry operates nearly 1,300 stores in fast-growing cities and resort areas in several states. The company's long list of store names includes The Pantry, Handy Way, Lil' Champ, Depot, Food Chief, Dash-N, ETNA, Express Stop, Quick Stop, Smokers Express, Sprint, Wicker Mart, and Zip Mart.

[LOGO OF PRECEPT]

     Precept is a business services outsourcing supplier, offering single source solutions for automated document management, inventory control, and other e-commerce services. The company also operates various corporate transportation services, mainly town car and limousine service.

[LOGO OF REPUBLIC]

     Republic provides waste disposal services for commercial, industrial, municipal, and residential customers through 131 collection companies in 26 states. The company also operates 48 landfills and 70 transfer stations.

[LOGO OF UNITED RENTALS]

     United Rentals rents construction and industrial equipment, hand tools, traffic control equipment, and special-event items such as tents and light towers, and trench-safety equipment. It also sells new and used equipment, rental-related supplies, and parts, serving as a distributor for heavy-equipment makers.

[LOGO OF WASTE MANAGEMENT]

     Waste Management serves municipal, business, and residential customers in the US, Canada, and Mexico. It has a network of landfills and collection operations, as well as waste transfer, disposal, and recycling services.

                                                 Friedman Billings Ramsay [LOGO]

Comparable Transaction Analysis


+    Few targets with businesses similar to Carey

+      Most relevant business models

     .    Coach USA

     .    Greyhound

     .    Percept - Transportation Services Division

+      Analysis includes

     .    Travel companies

     .    Transportation companies

     .    Business services companies

     .    Consolidators

     .    Transactions after 1/1/98

                                                 Friedman Billings Ramsey [LOGO]

Comparable Transaction Analysis
Merger and Acquisition Analysis
(in millions)


Date             Date
Announced        Effective   Status      Acquiror Name             Target Name                 Business Description
----------------------------------------------------------------------------------------------------------------------------
Over $1 billion
6/14/99          7/26/99     Completed   Stagecoach Holdings PLC   Coach USA, Inc.             Motorcoach charter services
6/28/99          7/30/99     Completed   Atlas Copco N.A. Inc.     Rental Service Corp.        Rental services
6/16/98          9/30/98     Completed   United Rentals            US Rentals                  Rental services
----------------------------------------------------------------------------------------------------------------------------
$500 million - $1 billion
10/16/98         3/16/99     Completed   Laidlaw, Inc.             Greyhound Lines, Inc.       Bus transportation
3/17/00          Pending     Pending     Investor Group            NEFF Corp.                  Construction equipment rental
                                                                                               services
2/24/00          Pending     Pending     Investor Group            Res-Care                    Educate populations with
                                                                                               special needs
----------------------------------------------------------------------------------------------------------------------------
Under $500 million
1/14/00          1/21/00     Completed   Wesco Financial           CORT Business Services      Furniture rental services
                                         Corporation
2/21/00          5/5/00      Completed   Airtours, plc             Travel Services             Travel services
                                                                   International
9/2/98           12/10/98    Completed   Rent-Way, Inc.            Home Choice Holdings        Furniture rental services
2/11/98          6/10/98     Completed   Apollo Management         MTL Inc.                    Tank truck carrier services
7/27/99          9/1/99      Completed   MSAS Global Logistics     Mark VII Inc.               Transportation and logistics
                                                                                               services
6/7/99           9/30/99     Completed   Yellow Corp.              Jevic Transportation        Trucking services
1/14/00          Pending     Pending     Equity Residential        Globe Business              Business furniture rentals
                                         Properties                Resources
11/26/97         2/25/98     Completed   Investor Group            Universal Hospital          Provides medical equipment rental
                                                                   Services                    services
1/12/99          1/7/99      Completed   Investor Group            Intrenet                    Trucking company
3/24/00          6/1/00      Completed   MeriStar Hotels &         Bridgestreet                Temporary executive housing
                                         Resorts                   Accomodations
12/24/98         3/4/99      Completed   Investor Group            COHR, Inc.                  Equipment rental services
5/19/00          Pending     Pending     Investor Group            Precept Business            Provides chauffeured corporate
                                                                   Services -
                                                                   Trans. Srvcs. Division      Transportation

                                                                   Carey International @$19.00
                                                                   Carey International @$18.25
                                                                   Carey International @$18.00
                                                                             LTM
                                            -----------------------------------------------------------------------
   Market           Enterprise                                                                                Net
    Cap               Value                 Revenue                 EBITDA                   EBIT            Income
-------------------------------------------------------------------------------------------------------------------

$  1,197.5         $  1,835.5               $ 855.2                $  191.4                $ 131.2          $  55.5
     714.6            1,487.8                 644.6                   254.5                  114.4             31.5
   1,036.3            1,310.2                 464.2                   155.8                   66.6             34.1
-------------------------------------------------------------------------------------------------------------------

     419.3              739.4                 836.0                    78.8                   47.6             35.8
     190.5              670.1                 397.1                   123.0                   54.6             10.1
     389.7              662.3                 631.6                    52.5                   35.6             11.5
-------------------------------------------------------------------------------------------------------------------

     384.0              477.2                 346.8                   109.2                   53.9             27.7
     368.0              356.4                 179.0                    22.7                   14.9              8.8
     231.0              289.7                 251.9                    61.4                  (16.0)           (15.3)
     196.3              250.4                 286.0                    38.4                   21.1             10.5
     225.8              211.6                 736.9                    19.5                   17.3             10.2
     154.5              193.7                 237.1                    33.4                   17.8              9.6
      62.9              131.3                 158.2                    25.7                   12.9              4.9
      89.2              122.7                  60.7                    22.7                    6.8              1.9
      46.6               73.2                 258.2                    11.1                    6.7              2.7
      24.0               35.0                  96.9                     6.0                    3.0              1.3
      33.0               20.8                 102.7                   (33.7)                 (35.5)           (32.7)
         -               20.0                  31.5                     6.1                    3.0                -

  $  200.7          $   242.1               $ 224.1                 $  30.3                $  22.7           $ 12.2
     191.8              233.2
     188.8              230.2

                                                 Friedman Billings Ramsey [LOGO]

Comparable Transaction Analysis

Merger and Acquisition Analysis


  Date            Date
Announced      Effective        Status       Acquiror Name               Target Name
-------------------------------------------------------------------------------------------------------
Over $1 billion
6/14/99        7/26/99      Completed   Stagecoach Holdings PLC          Coach USA, Inc.
6/28/99        7/30/99      Completed   Atlas Copco N.A. Inc.            Rental Service Corp.
6/16/98        9/30/98      Completed   United Rentals                   US Rentals
-------------------------------------------------------------------------------------------------------
$500 million - $1 billion                                                Greyhound Lines, Inc.
10/16/98       3/16/99      Completed   Laidlaw, Inc.                    NEFF Corp.
3/17/00        Pending      Pending     Investor Group                   Res-Care
2/24/00        Pending      Pending     Investor Group
-------------------------------------------------------------------------------------------------------
Under $500 million
1/14/00        1/21/00      Completed   Wesco Financial Corporation      CORT Business Services
2/21/00        5/5/00       Completed   Airtours, plc                    Travel Services International
9/2/98         12/10/98     Completed   Rent-Way, Inc.                   Home Choice Holdings
2/11/98        6/10/98      Completed   Apollo Management                MTL Inc.
7/27/99        9/1/99       Completed   MSAS Global Logistics            Mark VII Inc.
6/7/99         9/30/99      Completed   Yellow Corp.                     Jevic Transportation
1/14/00        Pending      Pending     Equity Residential Properties    Globe Business Resources
11/26/97       2/25/98      Completed   Investor Group                   Universal Hospital Services
1/12/99        1/7/99       Completed   Investor Group                   Intrenet
3/24/00        6/1/00       Completed   MeriStar Hotels & Resorts        Bridgestreet Accomodations
12/24/98       3/4/99       Completed   Investor Group                   COHR, Inc.
5/19/00        Pending      Pending     Investor Group                   Precept Business Services -
                                                                         Trans. Srvcs. Division

               LTM                               Margins
-------------------------------------------------------------------
  EV/       EV/     EV/     EQ/    Debt/                      Net
Revenue   EBITDA   EBIT     NI    EBITDA   EBITDA    EBIT   Income
------------------------------------------------------------------

  2.1x     9.6x   14.0x   21.6x    3.3x    22.4%   15.3%     6.5%
  2.3x     5.8x   13.0x   22.7x    3.0x    39.5%   17.7%     4.9%
  2.8x     8.4x   19.7x   30.4x    1.8x    33.6%   14.3%     7.3%
------------------------------------------------------------------
  0.9x     9.4x   15.5x   11.7x    4.1x     9.4%    5.7%     4.3%
  1.7x     5.4x   12.3x   18.9x    3.9x    31.0%   13.7%     2.5%
  1.0x    12.6x   18.6x   33.9x    5.2x     8.3%    5.6%     1.8%

------------------------------------------------------------------

  1.4x     4.4x    8.9x   13.9x    0.9x    31.5%   15.5%     8.0%
  2.0x    15.7x   23.9x   41.9x     NM     12.7%    8.3%     4.9%
  1.2x     4.7x     NM      NM     1.0x    24.4%     NM       NM
  0.9x     6.5x   11.9x   18.7x    1.4x    13.4%    7.4%     3.7%
  0.3x    10.9x   12.2x   22.1x     NM      2.6%    2.3%     1.4%
  0.8x     5.8x   10.9x   16.1x    1.2x    14.1%    7.5%     4.0%
  0.8x     5.1x   10.2x   12.8x    2.7x    16.2%    8.2%     3.1%
  2.0x     5.4x   18.0x   46.9x    1.5x    37.4%   11.2%     3.1%
  0.3x     6.6x   10.9x   17.3x    2.4x     4.3%    2.6%     1.0%
  0.4x     5.8x   11.7x   18.5x    1.8x     6.2%    3.1%     1.3%
  0.2x      NM      NM      NM      NM       NM      NM       NM

  0.6x     3.3x    6.8x     NA      NA       NA      NA       NA

                              Multiples - Over $1 billion
                              -------------------------------------------------------------------------------------------------
                              Average                          2.4x     7.9x   15.6x   24.9x    2.7x    31.8%   15.8%     6.2%
                              Median                           2.3x     8.4x   14.0x   22.7x    3.0x    33.6%   15.3%     6.5%
                              -------------------------------------------------------------------------------------------------

                              Multiples - $500 million - $1 billion
                              -------------------------------------------------------------------------------------------------
                              Average                          1.2x     9.1x   15.5x   21.5x    4.4x    16.2%    8.4%     2.9%
                              Median                           1.0x     9.4x   15.5x   18.9x    4.1x     9.4%    5.7%     2.5%
                              -------------------------------------------------------------------------------------------------

                              Multiples - Under $500 million
                              -------------------------------------------------------------------------------------------------
                              Average                          0.9x     6.7x   12.5x   23.1x    1.6x    16.3%    7.4%     3.4%
                              Median                           0.8x     5.8x   11.3x   18.5x    1.4x    13.8%    7.5%     3.1%
                              -------------------------------------------------------------------------------------------------

                              Multiples - All
                              -------------------------------------------------------------------------------------------------
                              Average                          1.2x     7.4x   13.6x   23.2x    2.4x    19.2%    9.2%     3.9%
                              Median                           1.0x     5.8x   12.3x   18.9x    2.1x    15.2%    8.2%     3.7%
                              -------------------------------------------------------------------------------------------------

                              Carey International @ $19.00     1.1x     8.0x   10.6x   16.4x    0.9x    13.5%   10.1%     5.5%
                              Carey International @ $18.25     1.0x     7.7x   10.3x   15.7x
                              Carey International @ $18.00     1.0x     7.6x   10.1x   15.4x

                                                Friedman Billings Ramsey  [lOGO]

Comparable Transaction Analysis
Merger and Acquisition Analysis - Implied Valuation for Carey
(in millions)

Multiples - Over $1 billion
                                  Enterprise Value /        Enterprise Value /       Enterprise Value /     Market Capitalization /
                                       Revenue                    EBITDA                     EBIT                  Net Income
                              ------------------------   -----------------------   -----------------------   ----------------------
                                 Average      Median       Average       Median       Average     Median      Average      Median
                              ------------------------   -----------------------   -----------------------   ----------------------
Multiple                           2.4x          2.3x          7.9x        8.4x        15.6x        14.0x         24.9x     22.7x
Carey Value                   $  224.1      $  224.1      $   30.3     $  30.3     $   22.7      $  22.7     $    12.2   $  12.2
                              ------------------------   -----------------------   -----------------------   ----------------------
Implied Ent. Value               537.9         515.5         239.2       254.3        354.8        318.5          -         -

Less: Debt                        41.4          41.4          41.4        41.4         41.4         41.4          -         -
Plus: Cash                        10.7          10.7          10.7        10.7         10.7         10.7          -         -
Plus: Cash From Exercise
of Options/Warrants               24.4          24.4          24.4        24.4         24.4         24.4          -         -
                              ------------------------   -----------------------   -----------------------   ----------------------
Implied Equity Value          $  531.7      $  509.2         232.9       248.0        348.6        312.2         304.7     277.8

# of Diluted Shares               12.0          12.0          12.0        12.0         12.0         12.0          12.0      12.0
                              -----------------------    -----------------------   -----------------------   ----------------------
Implied Share Price           $  44.17      $  42.31      $  19.35     $ 20.61     $  28.96      $ 25.93     $   25.32   $ 23.08


Multiples - $500 million - $1 billion
                                Enterprise Value /        Enterprise Value /          Enterprise Value /    Market Capitalization /
                                       Revenue                   EBITDA                      EBIT                 Net Income
                              -----------------------    -----------------------   -----------------------   ----------------------
                                Average       Median     Average         Median        Average   Median       Average      Median
                              -----------------------    -----------------------   -----------------------   ----------------------
Multiple                           1.2x          1.0x          9.1x        9.4x        15.5x        15.5x         21.5x     18.9x
Carey Value                   $  224.1      $  224.1      $   30.3     $  30.3     $   22.7      $  22.7     $    12.2   $  12.2
                              -----------------------    -----------------------   -----------------------   ----------------------
Implied Ent. Value               269.0         224.1         275.5       284.6        352.6        352.6          -         -

Less: Debt                        41.4          41.4          41.4        41.4         41.4         41.4          -         -
Plus: Cash                        10.7          10.7          10.7        10.7         10.7         10.7          -         -
Plus: Cash From Exercise
of Options/Warrants               24.4          24.4          24.4        24.4         24.4         24.4          -         -
                              -----------------------    -----------------------   -----------------------   ----------------------
Implied Equity Value          $  262.7      $  217.9         269.2       278.3        346.3        346.3         263.1     231.3

# of Diluted Shares               12.0          12.0          12.0        12.0         12.0         12.0          12.0      12.0
                              -----------------------    -----------------------   -----------------------   ----------------------
Implied Share Price           $  21.82      $  18.10      $  22.37     $ 23.12     $  28.77      $ 28.77     $   21.86   $ 19.22

                                                 Friedman Billings Ramsey [LOGO]

Comparable Transaction Analysis
Merger and Acquisition Analysis - Implied Valuation for Carey
(in millions)

Multiples - Under $500 million
                                Enterprise Value /       Enterprise Value /       Enterprise Value /      Market Capitalization /
                                     Revenue                  EBITDA                     EBIT                   Net Income
                              ----------------------   ----------------------    ----------------------   ----------------------
                               Average       Median     Average       Median      Average       Median     Average       Median
                              ----------------------   ----------------------    ----------------------   ----------------------
Multiple                          0.9x          0.8x        6.7x         5.8x        12.5x        11.3x       23.1x        18.5x
Carey Value                    $224.1       $ 224.1     $  30.3       $ 30.3      $  22.7      $  22.7     $  12.2      $  12.2
                              ----------------------   ----------------------    ----------------------   ----------------------
Implied Ent. Value              201.7         179.3       202.9        175.6        284.3        257.0          -           -

Less: Debt                       41.4          41.4        41.4         41.4         41.4         41.4          -           -
Plus: Cash                       10.7          10.7        10.7         10.7         10.7         10.7          -           -
Plus: Cash From Exercise
of Options/Warrants              24.4          24.4        24.4         24.4         24.4         24.4          -           -
                              ----------------------   ----------------------    ----------------------   ----------------------
Implied Equity Value           $195.4       $ 173.0       196.6        169.3        278.1        250.8       282.7        226.4

# of Diluted Shares              12.0          12.0        12.0         12.0         12.0         12.0        12.0         12.0
                              ----------------------   ----------------------    ----------------------   ----------------------
Implied Share Price            $16.24       $ 14.38     $ 16.33       $14.07      $ 23.10      $ 20.83     $ 23.49      $ 18.81

Multiples - All

                                Enterprise Value /       Enterprise Value /       Enterprise Value /      Market Capitalization /
                                     Revenue                  EBITDA                     EBIT                   Net Income
                              ----------------------   ----------------------    ----------------------   ----------------------
                               Average       Median     Average       Median      Average       Median     Average       Median
                              ----------------------   ----------------------    ----------------------   ----------------------
Multiple                          1.2x          1.0x        7.4x         5.8x        13.6x        12.3x       23.2x        18.9x
Carey Value                    $224.1       $ 224.1     $  30.3       $ 30.3      $  22.7      $  22.7     $  12.2      $  12.2
                              ----------------------   ----------------------    ----------------------   ----------------------
Implied Ent. Value              269.0         224.1       224.0        175.6        309.4        279.8          -            -

Less: Debt                       41.4          41.4        41.4         41.4         41.4         41.4          -            -
Plus: Cash                       10.7          10.7        10.7         10.7         10.7         10.7          -            -
Plus: Cash From Exercise
of Options/Warrants              24.4          24.4        24.4         24.4         24.4         24.4          -            -
                              ----------------------   ----------------------    ----------------------   ----------------------
Implied Equity Value           $262.7       $ 217.9       217.8        169.3        303.1        273.5       283.9        231.3

# of Diluted Shares              12.0          12.0        12.0         12.0         12.0         12.0        12.0         12.0
                              ----------------------   ----------------------    ----------------------   ----------------------
Implied Share Price            $21.82       $ 18.10     $ 18.09       $14.07      $ 25.18      $ 22.72     $ 23.59      $ 19.22

                                                 Friedman Billings Ramsey [LOGO]

Comparable Transaction Analysis
Premiums Paid Analysis
(in millions)

  Date        Date
Announced  Effective           Status            Acquiror Name                          Target Name
------------------------------------------------------------------------------------------------------------------
Over $1 billion
6/14/99        7/26/99        Completed      Stagecoach Holdings PLC                 Coach USA, Inc.
6/28/99        7/30/99        Completed      Atlas Copco N.A. Inc.                   Rental Service Corp.
6/16/98        9/30/98        Completed      United Rentals                          US Rentals
------------------------------------------------------------------------------------------------------------------
$500 million - $1 billion
10/16/98       3/16/99        Completed      Laidlaw, Inc.                           Greyhound Lines, Inc.
3/17/00        Pending        Pending        Investor Group                          NEFF Corp.
2/24/00        Pending        Pending        Investor Group                          Res-Care
------------------------------------------------------------------------------------------------------------------
Under $500 million
1/14/00        1/21/00        Completed      Wesco Financial Corporation             CORT Business Services
2/21/00        5/5/00         Completed      Airtours, plc                           Travel Services International
9/2/98         12/10/98       Completed      Rent-Way, Inc.                          Home Choice Holdings
2/11/98        6/10/98        Completed      Apollo Management                       MTL Inc.
7/27/99        9/1/99         Completed      MSAS Global Logistics                   Mark VII Inc.
6/7/99         9/30/99        Completed      Yellow Corp.                            Jevic Transportation
1/14/00        Pending        Pending        Equity Residential Properties           Globe Business Resources
11/26/97       2/25/98        Completed      Investor Group                          Universal Hospital Services
1/12/99        1/7/99         Completed      Investor Group                          Intrenet
3/24/00        6/1/00         Completed      MeriStar Hotels & Resorts               Bridgestreet Accomodations
12/24/98       3/4/99         Completed      Investor Group                          COHR, Inc.
5/19/00        Pending        Pending        Investor Group                          Precept Business Services -
                                                                                     Trans. Srvcs. Division
                                                                  Premium to Stock Price
                                                            -------------------------------------
Business Description                                        1 Day         1 Week          4 Weeks
-------------------------------------------------------------------------------------------------
Motorcoach charter services                                  8.7%          40.6%           62.7%
Rental services                                             68.1%          74.4%           44.5%
Rental services                                              5.1%           0.0%            1.6%
-------------------------------------------------------------------------------------------------

Bus transportation                                          36.8%          79.3%           42.5%
Construction equipment rental services                       9.9%          34.6%           25.2%
Educate populations with special needs                      32.6%          24.8%           11.5%
-------------------------------------------------------------------------------------------------

Furniture rental services                                   63.5%          66.5%           62.9%
Travel services                                             46.5%          62.8%           86.5%
Furniture rental services                                   72.0%           4.1%            7.7%
Tank truck carrier services                                 37.9%          38.5%           56.1%
Transportation and logistics services                       23.5%          31.4%           37.4%
Trucking services                                           30.2%          45.5%           51.4%
Business furniture rentals                                   9.5%           8.3%           -0.5%
Provides medical equipment rental services                  29.2%          29.2%           25.3%
Trucking company                                            -8.3%           5.8%           41.1%
Temporary executive housing                                 54.8%          41.2%           50.0%
Equipment rental services                                   66.4%          89.1%          116.7%
Provides chauffeured corporate
transportation

                                             Over $1 billion
                                             ---------------------------------------------------------------------
                                             Average                            27.3%          38.3%         36.3%
                                             Median                              8.7%          40.6%         44.5%
                                             ---------------------------------------------------------------------

                                             $500 million - $1 billion
                                             ---------------------------------------------------------------------
                                             Average                            26.4%          46.2%         26.4%
                                             Median                             32.6%          34.6%         25.2%
                                             ---------------------------------------------------------------------

                                             Under $500 million
                                             ---------------------------------------------------------------------
                                             Average                            38.7%          38.4%         48.6%
                                             Median                             37.9%          38.5%         50.0%
                                             ---------------------------------------------------------------------

                                             All
                                             ---------------------------------------------------------------------
                                             Average                            34.5%          39.8%         42.5%
                                             Median                             32.6%          38.5%         42.5%
                                             ---------------------------------------------------------------------

                                             Carey International @ $19.00       35.1%          36.9%        112.6%
                                             Carey International @ $18.25       29.8%          31.5%        104.2%
                                             Carey International @ $18.00       28.0%          29.7%        101.4%

                                                 Friedman Billings Ramsey [LOGO]

Comparable Transaction Analysis
Premiums Paid Analysis - Implied Valuation for Carey
(in millions)

Over $1 billion                             1 Day Prior                       1 Week Prior                    4 Weeks Prior
                                 -------------------------------   -------------------------------   ------------------------------
                                   Average            Median         Average         Median            Average       Median
                                 -------------------------------   -------------------------------   ------------------------------
Premium                               27.3%               8.7%          38.3%           40.6%             36.3%              44.5%
Carey Stock Price                $   14.06          $   14.06      $   13.88       $   13.88         $    8.94         $     8.94
                                 -------------------------------   -------------------------------   ------------------------------
Implied Share Price              $   17.90          $   15.29      $   19.19       $   19.51         $   12.18         $    12.91


$500 million - $1 billion                   1 Day Prior                       1 Week Prior                    4 Weeks Prior
                                 -------------------------------   -------------------------------   ------------------------------
                                   Average            Median         Average         Median            Average       Median
                                 -------------------------------   -------------------------------   ------------------------------
Premium                               26.4%              32.6%          46.2%           34.6%             26.4%              25.2%
Carey Stock Price                $   14.06          $   14.06      $   13.88       $   13.88         $    8.94         $     8.94
                                 -------------------------------   -------------------------------   ------------------------------
Implied Share Price              $   17.78          $   18.65      $   20.29       $   18.68         $   11.30         $    11.19


Under $500 million                          1 Day Prior                       1 Week Prior                    4 Weeks Prior
                                 -------------------------------   -------------------------------   ------------------------------
                                   Average            Median         Average         Median            Average       Median
                                 -------------------------------   -------------------------------   ------------------------------
Premium                               38.7%              37.9%          38.4%           38.5%             48.6%              50.0%
Carey Stock Price                $   14.06          $   14.06      $   13.88       $   13.88         $    8.94         $     8.94
                                 -------------------------------   -------------------------------   ------------------------------
Implied Share Price              $   19.50          $   19.39      $   19.20       $   19.22         $   13.28         $    13.41


All                                         1 Day Prior                       1 Week Prior                    4 Weeks Prior
                                 -------------------------------   -------------------------------   ------------------------------
                                   Average            Median         Average         Median            Average       Median
                                 -------------------------------   -------------------------------   ------------------------------
Premium                               34.5%              32.6%          39.8%           38.5%             42.5%              42.5%
Carey Stock Price                $   14.06          $   14.06      $   13.88       $   13.88         $    8.94         $     8.94
                                 -------------------------------   -------------------------------   ------------------------------
Implied Share Price              $   18.91          $   18.65      $   19.40       $   19.22         $   12.74         $    12.74

                                                 Friedman Billings Ramsey [Logo]

Discounted Cash Flow Analysis

Discounted Cash Flow Analysis
Management Projections Assumptions /(1)/

                                                Base Case      High Case
                                               -----------    -----------
   Internal Growth Rate/Year                        8%              12%

   Acquired Revenue/Year                          $40 MM           $60 MM

   Purchase Consideration                         100% cash        100% cash


/(1)/  Management Projections dated June 21, 2000

                                                 Friedman Billings Ramsey [LOGO]

Discounted Cash Flow Analysis
Base Case
(in millions)


Cash Flow Statement
------------------------------------------------------------------------------------------------------------

Years ended November 30,                                                        Projected
                                                     -------------------------------------------------------
                                                        2000       2001       2002       2003      2004
                                                     -------------------------------------------------------
Net Income                                                  14.9      16.4       20.8       26.1      32.6
Add: Net After-tax Int. Exp.                                 2.0       2.8        3.2        3.2       2.9
Add: Depreciation                                            5.5       6.9        7.4        7.7       8.1
Add: Amortization of Existing Intangibles                    3.9       4.6        4.6        4.6       4.6
Add: Amortization of Acquired Goodwill                       0.0       0.6        1.6        2.6       3.0
Decrease (Incr) in NWC                                      (2.2)     (1.8)      (2.5)      (2.8)     (3.0)
                                                     ------------- --------   --------   --------  ---------
     Operating Cash Flow                                    24.1      29.6       35.1       41.5      48.2

Acquisition Expenses                                        45.0      30.0       30.0       30.0      30.0
Capital Expenditures                                        13.3       4.6        2.0        2.0       2.0
                                                     ------------- --------   --------   --------  ---------
     Unlevered Free Cash Flow                              (34.2)     (5.0)       3.1        9.5      16.2

Discounted Cash Flow Analysis

Base Case - Valuation Matrix
(in millions)

                                               Terminal Multiple of 2004 EBITDA
                                           5.0x          6.0x         7.0x         8.0x
                                   ------------------------------------------------------
                         15.0%           ($3.17)       ($3.17)      ($3.17)      ($3.17)       Present Value of Free Cash Flows
                         17.5%           ($4.30)       ($4.30)      ($4.30)      ($4.30)
                         20.0%           ($5.31)       ($5.31)      ($5.31)      ($5.31)
                         22.5%           ($6.21)       ($6.21)      ($6.21)      ($6.21)
                         25.0%           ($7.02)       ($7.02)      ($7.02)      ($7.02)

                         15.0%          $189.66       $227.59      $265.52      $303.46        Present Value of Terminal Value
                         17.5%          $169.21       $203.05      $236.89      $270.73
                         20.0%          $151.06       $181.27      $211.49      $241.70
                         22.5%          $134.95       $161.94      $188.93      $215.92
                         25.0%          $120.64       $144.77      $168.90      $193.03
     Discount Rate
                         15.0%          $186.49       $224.42      $262.35      $300.28        Firm Value
                         17.5%          $164.91       $198.75      $232.59      $266.43
                         20.0%          $145.75       $175.96      $206.18      $236.39
                         22.5%          $128.74       $155.73      $182.72      $209.71
                         25.0%          $113.62       $137.75      $161.88      $186.00

                         15.0%          $170.01       $207.94      $245.88      $283.81        Equity Value
                         17.5%          $148.43       $182.27      $216.11      $249.95
                         20.0%          $129.28       $159.49      $189.70      $219.91
                         22.5%          $112.26       $139.25      $166.24      $193.24
                         25.0%          $ 97.14       $121.27      $145.40      $169.53

                                                                  -----------------------
                         15.0%          $ 16.91       $ 20.68      $ 24.45      $ 28.22        Implied Share Price
                         17.5%          $ 14.76       $ 18.12      $ 21.49      $ 24.85
                         20.0%          $ 12.85       $ 15.86      $ 18.86      $ 21.87
                         22.5%          $ 11.16       $ 13.85      $ 16.53      $ 19.21
                         25.0%          $  9.66       $ 12.06      $ 14.46      $ 16.86
                                   ------------------------------------------------------

(1) Transaction multiple is 7.8x EBITDA for LTM 5/31/00.


                                                 Friedman Billings Ramsey [LOGO]

Discounted Cash Flow Analysis

High Case
(in millions)

Cash Flow Statement

Years ended November 30,                                                     Projected
                                             ----------------------------------------------------------------------
                                                  2000           2001           2002           2003           2004
                                             ----------------------------------------------------------------------
Net Income                                        14.9           18.4           24.9           33.1           43.4
Add: Net After-tax Int. Exp.                       2.0            2.8            3.9            4.5            4.6
Add: Depreciation                                  5.5            6.9            7.4            7.7            8.1
Add: Amortization of Existing Intangibles          3.9            4.6            4.6            4.6            4.6
Add: Amortization of Acquired Goodwill                            0.6            2.1            3.6            4.2
Decrease (Incr) in NWC                            (2.2)          (2.7)          (4.0)          (4.4)          (5.0)
                                             ----------     ----------     ----------     ----------     ----------
     Operating Cash Flow                          24.1           30.7           39.0           49.1           60.0

Acquisition Expenses                              45.0           45.0           45.0           45.0           45.0
Capital Expenditures                              13.3            4.6            2.0            2.0            2.0
                                             ----------     ----------     ----------     ----------     ----------
     Unlevered Free Cash Flow                    (34.2)         (18.9)          (8.0)           2.1           13.0


                                                 Friedman Billings Ramsey [LOGO]

Discounted Cash Flow Analysis

High Case - Valuation Matrix
(in millions)

                                               Terminal Multiple of 2004 EBITDA
                                           5.0x          6.0x         7.0x         8.0x
                                   ------------------------------------------------------
                         15.0%          ($29.71)      ($29.71)     ($29.71)     ($29.71)       Present Value of Free Cash Flows
                         17.5%          ($29.61)      ($29.61)     ($29.61)     ($29.61)
                         20.0%          ($29.48)      ($29.48)     ($29.48)     ($29.48)
                         22.5%          ($29.30)      ($29.30)     ($29.30)     ($29.30)
                         25.0%          ($29.10)      ($29.10)     ($29.10)     ($29.10)

                         15.0%          $245.98       $295.17      $344.37      $393.56        Present Value of Terminal Value
                         17.5%          $219.45       $263.34      $307.23      $351.12
                         20.0%          $195.92       $235.10      $274.28      $313.47
                         22.5%          $175.03       $210.03      $245.04      $280.04
                         25.0%          $156.47       $187.76      $219.05      $250.34
     Discount Rate
                         15.0%          $216.27       $265.46      $314.66      $363.85        Firm Value
                         17.5%          $189.84       $233.73      $277.62      $321.51
                         20.0%          $166.44       $205.62      $244.81      $283.99
                         22.5%          $145.72       $180.73      $215.73      $250.74
                         25.0%          $127.36       $158.66      $189.95      $221.24

                         15.0%          $199.79       $248.99      $298.18      $347.38        Equity Value
                         17.5%          $173.36       $217.25      $261.14      $305.03
                         20.0%          $149.97       $189.15      $228.33      $267.52
                         22.5%          $129.25       $164.25      $199.26      $234.26
                         25.0%          $110.89       $142.18      $173.48      $204.77

                                                                  -----------------------
                         15.0%          $ 19.87       $ 24.76      $ 29.65      $ 34.54        Implied Share Price
                         17.5%          $ 17.24       $ 21.60      $ 25.97      $ 30.33
                         20.0%          $ 14.91       $ 18.81      $ 22.70      $ 26.60
                         22.5%          $ 12.85       $ 16.33      $ 19.81      $ 23.29
                         25.0%          $ 11.03       $ 14.14      $ 17.25      $ 20.36
                                   ------------------------------------------------------

(1) Transaction multiple is 7.8x EBITDA for LTM 5/31/00.


                                                 Friedman Billings Ramsey [LOGO]

                           Leveraged Buyout Analysis


                                                 Friedman Billings Ramsey [LOGO]

Leveraged Buyout Analysis

Transaction Sources and Uses of Funds
Equity varies with Share Price
(in millions)

                                                  Base Case                                     High Case

                                      $18.00    $18.25    $19.00    $20.00           $18.00    $18.25    $19.00    $20.00
Uses of Funds:

Purchase Outstanding Shares              175.3     177.8     185.1     194.8            175.3     177.8     185.1     194.8
Purchase Options & Warrants               38.3      38.8      40.4      42.6             38.3      38.8      40.4      42.6
Repayment of Debt                         39.3      39.3      39.3      39.3             39.3      39.3      39.3      39.3
Capital Leases                             2.2       2.2       2.2       2.2              2.2       2.2       2.2       2.2
Transaction Fees & Expenses               11.0      11.0      11.0      11.0             11.0      11.0      11.0      11.0
                                     ----------------------------------------       ----------------------------------------
  Total Uses of Funds                   $266.1    $269.1    $278.0    $289.9           $266.1    $269.1    $278.0    $289.9
                                     ========================================       ========================================

Sources of Funds:

Revolver                                   0.6       0.6       0.6       0.6              0.6       0.6       0.6       0.6
Capital Leases                             2.2       2.2       2.2       2.2              2.2       2.2       2.2       2.2
Mezzanine Debt                            40.0      40.0      40.0      40.0             40.0      40.0      40.0      40.0
Term Loan A                               40.0      40.0      40.0      40.0             40.0      40.0      40.0      40.0
Term Loan B                               60.0      60.0      60.0      60.0             60.0      60.0      60.0      60.0
New PIK Preferred                         28.0      28.0      28.0      28.0             28.0      28.0      28.0      28.0
Equity - Ford                             15.0      15.0      15.0      15.0             15.0      15.0      15.0      15.0
                                     ----------------------------------------       ----------------------------------------
Equity - Chartwell                        47.1      50.0      58.9      70.8             47.1      50.0      58.9      70.8
                                     ----------------------------------------       ----------------------------------------
Equity - Wolfington                        5.2       5.2       5.2       5.2              5.2       5.2       5.2       5.2
Equity - Other Carey Management            3.3       3.3       3.3       3.3              3.3       3.3       3.3       3.3
                                     ----------------------------------------       ----------------------------------------
Total Equity                              70.5      73.5      82.4      94.3             70.5      73.5      82.4      94.3
Proceeds From Exercise of Options         24.8      24.8      24.8      24.8             24.8      24.8      24.8      24.8
                                     ----------------------------------------       ----------------------------------------
  Total Sources of Funds                $266.1    $269.1    $278.0    $289.9           $266.1    $269.1    $278.0    $289.9
                                     ========================================       ========================================


                                                 Friedman Billings Ramsey [LOGO]

Leveraged Buyout Analysis

Financial Ratios and IRRs
Equity varies with Share Price
(in millions)

                                                     Base Case                                     High Case

                                        $18.00     $18.25    $19.00    $20.00          $18.00     $18.25    $19.00    $20.00
Financial Ratios

Close Debt / EBITDA                          4.7        4.7       4.7       4.7             4.7        4.7       4.7       4.7
2001 Debt / EBITDA                           4.4        4.4       4.4       4.4             4.4        4.4       4.4       4.4
2001 EBITDA / Cash Interest                  2.2        2.2       2.2       2.2             2.5        2.5       2.5       2.5
2001 EBITDA - CapEx / Cash Interest          2.0        2.0       2.0       2.0             2.2        2.2       2.2       2.2

IRRs

Management fully vests options
2003 Chartwell / Ford                       36.2%      34.8%     31.1%     26.7%           45.2%      43.8%     40.0%     35.5%
2003 Management                             64.4%      63.8%     62.1%     60.4%           74.0%      73.4%     71.7%     69.8%
2003 Sr. Sub Debt                           25.2%      25.2%     25.2%     25.2%           28.5%      28.5%     28.5%     28.6%

2004 Chartwell / Ford                       33.5%      32.5%     29.6%     26.3%           41.8%      40.8%     37.9%     34.4%
2004 Management                             58.1%      57.7%     56.6%     55.5%           66.9%      66.5%     65.4%     64.2%
2004 Sr. Sub Debt                           24.7%      24.7%     24.7%     24.7%           28.2%      28.2%     28.3%     28.3%

No Management Vesting
2003 Chartwell / Ford                       40.9%      39.6%     35.8%     31.4%           50.1%      48.6%     44.8%     40.2%
2003 Management                             40.9%      39.6%     35.8%     31.4%           50.1%      48.6%     44.8%     40.2%
2003 Sr. Sub Debt                           25.2%      25.2%     25.2%     25.2%           28.5%      28.5%     28.5%     28.6%

2004 Chartwell / Ford                       37.9%      36.9%     34.0%     30.6%           46.3%      45.3%     42.3%     38.9%
2004 Management                             37.9%      36.9%     34.0%     30.6%           46.3%      45.3%     42.3%     38.9%
2004 Sr. Sub Debt                           24.7%      24.7%     24.7%     24.7%           28.2%      28.2%     28.3%     28.3%


                                                 Friedman Billings Ramsey [LOGO]

Conclusion

                                               Friedman Billings Ramsey [LOGO]

Analysis Summary

                                                  Stock Price                                                       Stock Price
                                               Average    Median                                                 Average    Median
                                               -----------------                                                 -----------------
Comparable Company Analysis                                            Comparable Company Analysis
  Travel/ Transportation:                                                Consolidators:
          Ent. Value / Revenue                                                Ent. Value / Revenue
                Over $1 billion                $ 29.06   $ 29.06                   Over $1 billion               $ 33.67   $ 35.97
                $500 million - $1 billion           NA        NA                   $500 million - $1 billion       24.46     33.67
                Under $500 million                8.36      8.36                   Under $500 million               6.05      3.75
                All                              15.26     10.66                   All                             19.86     12.96
          Ent. Value / EBITDA                                                 Ent. Value / EBITDA
                Over $1 billion                  15.81     14.26                   Over $1 billion                 26.07     26.69
                $500 million - $1 billion           NA        NA                   $500 million - $1 billion       17.99     21.71
                Under $500 million               20.78     20.78                   Under $500 million              13.63     13.32
                All                              18.61     17.99                   All                             18.92     18.92
          Ent. Value / EBIT                                                   Ent. Value / EBIT
                Over $1 billion                  22.54     19.27                   Over $1 billion                 24.17     20.43
                $500 million - $1 billion           NA        NA                   $500 million - $1 billion       17.63     21.37
                Under $500 million               17.17     17.17                   Under $500 million               8.76      8.29
                All                              20.20     18.10                   All                             16.93     18.57
          Market Cap. / Net Income                                            Market Cap. / Net Income
                Over $1 billion                  13.07     13.07                   Over $1 billion                 15.58     17.34
                $500 million - $1 billion           NA        NA                   $500 million - $1 billion       15.45     20.48
                Under $500 million               12.06     12.06                   Under $500 million               5.90      4.40
                All                              12.56     13.07                   All                             12.31     11.31

                                               Friedman Billings Ramsey [LOGO]

Analysis Summary

                                             Stock Price                                                            Stock Price
                                          Average   Median                                                       Average   Median
                                          ----------------                                                       ----------------
Comparable Transaction Analysis                                Premiums Paid
  Ent. Value / Revenue                                           1 Day Prior
     Over $1 billion                      $ 44.17   $ 42.31         Over $1 billion                              $ 17.90   $ 15.29
     $500 million - $1 billion              21.82     18.10         $500 million - $1 billion                      17.78     18.65
     Under $500 million                     16.24     14.38         Under $500 million                             19.50     19.39
     All                                    21.82     18.10         All                                            18.91     18.65
  Ent. Value / EBITDA                                            1 Week Prior
     Over $1 billion                        19.35     20.61         Over $1 billion                                19.19     19.51
     $500 million - $1 billion              22.37     23.12         $500 million - $1 billion                      20.29     18.68
     Under $500 million                     16.33     14.07         Under $500 million                             19.20     19.22
     All                                    18.09     14.07         All                                            19.40     19.22
  Ent. Value / EBIT                                              4 Weeks Prior
     Over $1 billion                        28.96     25.93         Over $1 billion                                12.18     12.91
     $500 million - $1 billion              28.77     28.77         $500 million - $1 billion                      11.30     11.19
     Under $500 million                     23.10     20.83         Under $500 million                             13.28     13.41
     All                                    25.18     22.72         All                                            12.74     12.74
  Market Cap. / Net Income
     Over $1 billion                        25.32     23.08
                                                               DCF - High Case (8x LTM, 22.5% Discount rate)               $ 23.29
     $500 million - $1 billion              21.86     19.22
                                                               DCF - High Case (7x LTM, 22.5% Discount rate)                 19.81
     Under $500 million                     23.49     18.81
     All                                    23.59     19.22    DCF - Base Case (8x LTM, 22.5% Discount rate)               $ 19.21
                                                               DCF - Base Case (7x LTM, 22.5% Discount rate)                 16.53

                                                 Friedman Billings Ramsey [LOGO]